Safe Harbor
Investment Appeal
FSS Overview
Federal Signal Today
Market Diversity
FSS Orders By Market Segment
Foundation For a New Vision
Product Leadership:
Growth Strategies
Enabling Strategies
Fire Rescue Group -
Fire Rescue Progress Update
EZOne Configurator Overview
Environmental Products Group -
Safety Products Group -
Tool Group -
2006 Outlook
Long-Term Targets

2006: A New Direction

This presentation contains various forward-looking statements as of the date hereof and the Company undertakes no obligation to update these statements regardless of new developments or otherwise. Statements in this presentation that are not historical are forward-looking statements. These risks and uncertainties, some of which are beyond the company's control, include the cyclical nature of the company's industrial and municipal markets, technological advances by competitors, the Company's ability to improve its operating performance, risks associated with the execution of planned plant closures, increased warranty and product liability expenses, risks associated with supplier and other partner alliances, changes in cost competitiveness including those resulting from foreign currency movements, disruptions in the supply of parts or components from sole source suppliers and subcontractors, retention of key employees and general changes in the competitive environment. Safe Harbor June 8, 2006

Investment Appeal Strong brands Diverse markets Improving margins Strengthening balance sheet Growth opportunities - self funding New vision focused on sustainable profitable growth Economic Value key performance measurement

FSS Overview Key Statistics 5,500 employees $1.2 billion in revenue Stock trades on NYSE as FSS Key Competitive Advantages Rich 100+ year history of product leadership Strong brand recognition: #1 or #2 in most markets Well developed distribution channels Disciplined, focused management team

Federal Signal Today Environmental Products Group Fire Rescue Group Safety Products Group Tool Group $348 million $371 million $162 million $277 million * 2005 Revenues

Market Diversity Fire Rescue Safety Environmental Tool 2004 0.32 0.24 0.3 0.14 U.S. Municipal U.S. Commercial / Industrial Non-U.S. 2004 0.42 0.27 0.31 Safety 24% Environmental 30% Fire Rescue 32% Tool 14% U.S.-Industrial and Commercial 27% Non-U.S. 31% U.S.-Municipal and Government 42% 2005 Segment Revenues $1.2 billion Customer Orders $1.1 billion

FSS Orders By Market Segment

Foundation For a New Vision PROTECT

A leader in advancing security and well-being for communities and workplaces around the world. February 2006

We serve organizations that protect people, property and the environment. We listen to customers and imagine ways to help them address emerging needs. We create innovative solutions drawing upon the talent of our employees and a rich portfolio of products and services. We deliver growth in Economic Value. February 2006

Product Leadership: Our Primary Strategic Thrust A comprehensive enterprise strategy Shapes every plan and decision we make Colors the entire organization - from competencies; to culture; to business priorities

Growth Strategies

Enabling Strategies

Fire Rescue Group — *Accelerating*






	Rescue and Homeland Security	Pumper and Tanker	ARFF Apparatus	Aerial Fire Apparatus
Products	Custom and commercial rescues for command/ operation centers, bomb trucks, HazMat	Custom and commercial pumpers and tankers for municipal and industrial markets	Apparatus designed for rapid attack and intervention for aircraft or airfield events	Aerial waterway, ladders, traditional and articulated devices
Customers	Cities, Counties, States, Federal Government	Cities, Counties, States, Refineries	Airports and Military Airbases	Cities, Counties, States, Refineries
Channels	Dealer Network	Dealer Network and Direct Sales	Direct Sales	Dealer Network
Competitors	Pierce / LDV, SVI, ALF	Pierce, Rosenbauer, ALF	Oshkosh, Rosenbauer	ALF, Pierce, KME Rosenbauer

6-08-2006
FEDERAL SIGNAL CORPORATION
14

Fire Rescue Group Sales vs. Operating Margin Sales ($M) Operating Margin (%) 1st Qtr 2004 361 -5.1 2005 377 -0.9 1Q05 71 -4.5 1Q06 76 -4 Operating margin excludes adverse impact of restructuring cost -5.1% $ % Overview/Outlook Recognized brands and broad product offering Stable markets with growth potential Established and expanding distribution Improving economies of scale and market diversification Growth opportunities for E-ONE and Bronto apparatus Operational improvements equate to margin growth over time

Key performance indicators are showing favorable trends - throughput and on-time completion, build quality, safety, PWC , DSO, etc. $252 million backlog as of 3/31/06; approx. 8 months of production Established dealer network: Approximately 40 North American dealers; dealers average 14 years with E-One; top 10 dealers have almost 20 years of service New dealers added in the past 12 months to address underserved territories, i.e. California, Texas, Eastern Canada Change in dealer mix should result in stronger dealer network and improved FRG operating margins Fire Rescue Progress Update

Web-enabled electronic sales tool used to quote and order customized apparatus - improves lead times, quality and cost management, accelerates production improvements, and ultimately provides faster deliveries Introduced in late 2005; includes 80% of options in prior system; options not available in EzOne can be requested and are potentially added to the system Simpler than existing system: 30 vs 144 starting points Robust dealer training available through the web as well as from a dedicated internal support staff Expanded in 2006 to include entire product line, from most basic (Tradition) to most complex (aerials/ARFFs) Dealers have been ordering Traditions through EzOne since Nov. 2005; all other products are being rolled out over the course of the first half of 2006 75% of May 2006 entered through EzOne; 100% targeted for June; earliest orders received through EzOne are currently in production EZOne Configurator Overview

Environmental Products Group — *Expanding Opportunities*






	Sweepers	Vacuum Trucks — Municipal	Vacuum Trucks — Industrial	Water Blasters
Products	Street, parking lot and industrial sweepers	Sewer and catch basin cleaners, glycol recovery vehicles, hydro excavating vehicles	Vacuum loaders that clean up industrial waste or recover and recycle valuable raw materials	Water blasters that clean and prepare industrial surfaces
Customers	Contractors, cities, counties, states, airports	Contractors, cities, counties, states, airports	Industrial contractors, plants and rental houses	Industrial contractors, plants and rental houses
Channels	Dealers, direct	Dealers	Direct	Direct, distributors
Competitors	Schwarze, Tymco, Allianz	VacCon, Super Products, Clean Earth, Aquatech	Super Products, GapVax, VacCon, Clean Earth	NLB, Gardner Denver, Woma, Hammelman

6-08-2006

FEDERAL SIGNAL CORPORATION 18

Environmental Products Group Sales ($M) Operating Margin (%) Sales vs. Operating Margin 1st Qtr 2004 295 8.6 2005 348 8.3 1Q05 82.3 9.1 1Q06 97.7 8 Operating margin excludes adverse impact of restructuring cost $ % Overview/outlook: Sale of refuse assets announced 5/31/06; carried as a discontinued operation since 12/31/05 $105 million backlog as of 3/31/06 International growth opportunities - China JV ...

Safety Products Group — *Continued Growth*



	Emergency Products	Electrical Products	Parking Products
Products	Lightbars, beacons, sirens and speakers	Beacons, horns, outdoor warning sirens, communications systems, mining and marine hazardous area lighting	Gates, ticket dispensers, cash registers, card readers, software
Customers	Police and fire departments, ambulance services, DOTs, utilities, tow truck operators	Industrial plants, petrochemical plants, ship/rig builders, coal mines, municipalities, nuclear plants, military bases	Parking operators, airports, municipalities, shopping centers, universities, hospitals, hotels
Channels	Police and truck equipment distributors, catalog houses, installers, OEMs, direct	Electrical wholesalers, catalog houses, OEMs, direct	Parking equipment distributors, direct
Competitors	Whelen, Code 3, Ecco	Edwards/GE, Gaitronics/Hubbell, Crouse-Hinds/Cooper, Whelen	Amano, Ascom, Scheidt & Bachman, SkiData

6-08-2006
FEDERAL SIGNAL CORPORATION 20

Safety Products Group Overview/Outlook Recent leadership change Solid market positions and financial performance New product development pipeline Global expansion "White space" - large airport parking systems, water/waste water management systems, integrated security systems, others to come Sales ($M) Operating Margin (%) Sales vs. Operating Margin 1st Qtr 2004 247 13.5 2005 277 16.3 1Q05 69.2 12.3 1Q06 68.2 10.9 $ %

Tool Group - Expanding Globally Die & Mold Tooling Cutting Tools Products Punches, pins, components, retainers, matrices, mold bases Milling inserts, grooving inserts, cut-off tools, grooving tools, insert type drilling Customers Automotive OEMs, injection molders, diecasters Automotive OEMs, tier 1 suppliers, small engine manufacturers, aerospace, pumps and compressors Channels Industrial distributors, direct Industrial distributors, industrial catalogs, direct Competitors OME, Progressive, Misumi, Husky, Anchor Danly Kennametal, Sandvik, Iscar

Tool Group Overview/outlook: New leadership focused on profitable growth with increased NA market share Global expansion - China ... Sales ($M) Operating Margin (%) Sales vs. Operating Margin 1st Qtr 2004 161 10.2 2005 162 10.3 1Q05 41.6 9.4 1Q06 42.1 8.1 Operating margin excludes adverse impact of restructuring cost $ %

Federal Signal Corporation Financial Overview

2006 Outlook

Long-Term Targets In Ten Years ... 15% ROIC Triple revenue Strong balance sheet 10% operating margin Commensurate share price

Federal Signal . . . A leader in advancing security and well-being for communities and workplaces around the world.